EXHIBIT 32

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Edward H. Schaefer, President and Chief Executive Officer and Nikola Schaumberg, Chief Financial Officer and Principal Financial Officer of FFBW, Inc. (the “Company”) each certify in their capacity as officers of the Company that they have reviewed the Annual Report of the Company on Form 10-K for the year ended December 31, 2017 and that to the best of their knowledge:
(1)
the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)
the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2018	/s/ Edward H. Schaefer Edward H. Schaefer President and Chief Executive Officer
March 29, 2018	/s/ Nikola B. Schaumberg Nikola B. Schaumberg Chief Financial Officer and Principal Financial Officer